                                                                   EXHIBIT 24

                POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
            TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 1997 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                          TITLE                 DATE
---------                          -----                 ----
__________________                 Director          February 19, 1998
Frank K. Abruzzino

/s/James E. Altmeyer
---------------------              Director          February 19, 1998
James E. Altmeyer

/s/ Earl C. Atkins
------------------                 Director          February 19, 1998
Earl C. Atkins

/s/ Ray A. Byrd
--------------------               Director          February 19, 1998
Ray A. Byrd

/s/ R. Peterson Chalfant
-------------------------          Director          February 19, 1998
R. Peterson Chalfant

/s/ Christopher V. Criss
-------------------------          Director          February 19, 1998
Christopher V. Criss

_____________________              Director          February 19, 1998
Stephen F. Decker

/s/ James D. Entress
---------------------              Director          February 19, 1998
James D. Entress

/s/ Ernest S. Fragale
----------------------             Director          February 19, 1998
Ernest S. Fragale

/s/ James C. Gardill
----------------------             Director          February 19, 1998
James C. Gardill

/s/ Edward M. George
---------------------              Director          February 19, 1998
Edward M. George

____________________               Director          February 19, 1998
Roland L. Hobbs

/s/ John W. Kepner
-------------------                Director          February 19, 1998
John W. Kepner

/s/ Frank R. Kerekes
---------------------              Director          February 19, 1998
Frank R. Kerekes

/s/ Robert H. Martin
--------------------               Director          February 19, 1998
Robert H. Martin

_____________________              Director          February 19, 1998
George M. Molnar

/s/ Eric Nelson
--------------------               Director          February 19, 1998
Eric Nelson

_____________________              Director          February 19, 1998
Richard K. Riederer

_____________________              Director          February 19, 1998
John R. Scheessele

/s/ Melvin C. Snyder, Jr.
-------------------------          Director          February 19, 1998
Melvin C. Snyder, Jr.

/s/ Joan C. Stamp
---------------------              Director          February 19, 1998
Joan C. Stamp

/s/ Carter W. Strauss
---------------------              Director          February 19, 1998
Carter W. Strauss

/s/ Reed J. Tanner
--------------------               Director          February 19, 1998
Reed J. Tanner

/s/ J. Christopher Thomas
-------------------------          Director          February 19, 1998
J. Christopher Thomas

/s/ John A. Welty
------------------                 Director          February 19, 1998
John A. Welty

/s/ William E. Witschey
-----------------------            Director          February 19, 1998
William E. Witschey